UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2003

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31255 (Commission File Number)	33-0511729 (IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, CA (Address of principal executive offices)	92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Item 7. — Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 22, 2003.

Item 9. – Regulation FD Disclosure (Information provided under Item 12- Results of Operations and Financial Condition).

     The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

     On July 22, 2003, ISTA Pharmaceuticals, Inc. issued a press release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

July 22, 2003	By:	/s/ Vicente Anido, Jr., Ph.D.

Vicente Anido, Jr., Ph.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 22, 2003.